EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), James A. Tholen, Chief Financial Officer of BroadSoft, Inc. (the “Company”), hereby certifies that, to the best of his knowledge:
1. The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011, to which this Certification is attached as Exhibit 32.1 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act, and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James A. Tholen
James A. Tholen
Chief Financial Officer (Principal Financial Officer) Date: May 9, 2011